Exhibit 10.13.7


                                 THIRD AMENDMENT
                                       TO
                 ALBERTSON'S, INC. EXECUTIVE PENSION MAKEUP PLAN


     WHEREAS, the Albertson's, Inc. Executive Pension Makeup Plan (the "Plan") was amended and restated, effective January 1, 1995, and has been amended from time to time;

     WHEREAS, Albertson's, Inc. desires to further amend the Plan;

     NOW, THEREFORE, the following amendments to the Plan are hereby adopted, effective June 1, 2001.

     1. Article I of the Plan is amended to add definitions for the terms "Actuarial Equivalent," "Joint and Survivor Annuity," "Period-Certain and Life Annuity" and "Single-Life Annuity" to read in their entirety as follows:

          "Actuarial Equivalent" means equality in value of the aggregate amount expected to received under different forms of payment, based on the Table of Actuarial Adjustments and assumptions set forth in Exhibit "A".
          ...

          "Joint and Survivor Annuity" means an annuity for the life of the Participant with a survivor annuity for the life of his Beneficiary payable following the death of the Participant, which survivor annuity is equal to a specified percentage of the amount of the annuity payable during the life of the Participant, and which is the Actuarial Equivalent of the Participant's Retirement Benefit.
          ...

          "Period-Certain and Life annuity" means the payment of a reduced monthly benefit to the Participant for his or her life, and if the Participant dies within a period of 60 or 120 months (whichever is elected by the Participant) after benefit payments commence, payment of such reduced benefit will be continued in the same amount to the Beneficiary designated by the Participant for the balance of the 60 or 120 months, as applicable. Such benefit shall be the Actuarial Equivalent of the Participant's Retirement Benefit.
          ...

          "Single-Life  Annuity"  means  an  annuity  for  the  life of the
     Participant   with  no  survivor   benefits  which  is  the  Actuarial
     Equivalent of the Participant's Retirement Benefit.
....

     Unless specifically provided otherwise in the Plan, all capitalized terms shall have the same meaning as set forth in the Salaried Pension Plan.

     2. Section 3.01(a)(iii), (iv) and (v) and Section 3.01(b) are amended and restated to read in their entirety as follows:

          3.01   Amount of Accrued Benefit.

                 (a) An Officer Participant's Accrued Benefit shall be a monthly retirement benefit equal to an amount calculated pursuant to Section 4.1 (as amended from time to time), or any successor provision thereto, of the Salaried Pension Plan with the following modifications:

                    ...

                       (iii) Annual compensation  shall include (A) compensation
                    otherwise payable by the Employer to the Officer Participant which the Officer Participant elects to defer under either of the Deferred Compensation Plans, the 1990 Plan, the 2000 Plan or ASRE Makeup Plan for the year in which the compensation is deferred, but only those components of deferred compensation which, if not deferred, would be taken into account in determining benefits under the Salaried Pension Plan; (B) compensation deferred under certain deferred compensation arrangements relating to phantom stock, which arrangements have been superseded by Employer contributions to Albertson's, Inc. Senior Executive Deferred Compensation Plan; and (C) Employer contributions to Albertson's, Inc. Senior Executive Deferred Compensation Plan;

                       (iv) All years of credited service of the Officer Participant under the Corporate Pension Plan and all years of credited service of the Officer Participant under the Salaried Pension Plan, shall be taken into account; and

                       (v) Such Officer Participant's Accrued Benefit shall be reduced by the sum of (A) the Officer Participant's accrued benefit under the Salaried Pension Plan, (B) the Officer Participant's accrued benefit, if any, under the Corporate Pension Plan, and (C) the Actuarial Equivalent of the



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

                    Officer Participant's vested account balance in the Company Contributions on Pay Accounts under ASRE II and ASRE Makeup Plan.

                    ...

                    (b) A Non-Officer Participant's Accrued Benefit shall be a monthly retirement benefit equal to an amount calculated pursuant to Section 4.1 (as amended from time to time), or any successor provision thereto, of the Salaried Pension Plan with the following modifications:

                         (i) Annual compensation shall include compensation otherwise payable by the Employer to the Non-Officer Participant which the Non-Officer Participant elects to defer under the 1990 Plan, 2000 Plan or ASRE Makeup Plan for the year in which the compensation is deferred, but only those components of deferred compensation which, if not deferred, would be taken into account in determining benefits under the Salaried Pension Plan; and

                         (ii) Such  Non-officer  Participant's  Accrued  Benefit
                    shall be reduced by the sum of (A) the Non-Officer Participant's accrued benefit under the Salaried Pension Plan (excluding any accrued benefit transferred from the Corporate Pension Plan) and (B) by the Actuarial Equivalent of the Non-officer Participant's vested account balances in the Company Contribution on Pay Accounts (including the Actuarial Equivalent of prior distributions from those accounts) under ASRE II and ASRE Makeup Plan.


     If a Non-Officer Participant ceases to be in the eligible class of employees under Section 2.01 without retiring or terminating employment with the Employer, the Participant's benefit shall continue to accrue and be calculated pursuant to this Section 3.01(b).

     3. Section 4.02 of the Plan is amended and restated to read in its entirety as follows:

          4.02 Form of Benefit Payments. Benefit payments shall be paid in one of the following forms selected by the Participant on his or her distribution form filed with the Administrator: (i) Single-Life Annuity; (ii) 50%, 66-2/3% or 100% Joint and Survivor Annuity; (iii) 60 or 120 month Period-Certain and Life Annuity; or (iv) single, lump sum. If a Participant does not file a distribution form with the Administrator, benefit payments shall be paid as a 120 month
     Period-Certain and Life Annuity. Such benefit payments, under whichever form selected, shall be the Actuarial Equivalent of the Participant's Retirement Benefit payable as a Single-Life Annuity. Notwithstanding the foregoing, if the single, lump sum amount which is



WORD491137v3                             3
     the Actuarial Equivalent of the Participant's Retirement Benefit is $5,000 or less, such amount shall immediately be distributed in a single, lump sum payment. Prior to the commencement of benefits, the Participant may change (but not revoke) the form of payment previously selected; provided, however, such change shall not become effective until 12 months after a validly executed distribution form is filed with the Administrator.

     Notwithstanding the foregoing, until August 1, 2001, a Participant (but not Beneficiary) to whom benefit payments have commenced, may select any of the available forms of benefit payment, provided that, if a new form of payment is selected, the new form of benefit will not become effective until August 1, 2002.

     4. Article IV is amended to add a new Section 4.03 to read in its entirety as follows:

            4.03 Suspension of Benefits During Certain Periods of Employment. Benefits payable under the Plan shall be suspended pursuant to the terms of Section 4.6 of the Salaried Pension Plan, as amended from time to time, or any successor provision thereto.

     5. Section 7.04 of the Plan is amended and restated to read in its entirety as follows:

            7.04 Assignment of Benefits. To the extent permitted by law, no interest in this Plan shall be subject to assignment, alienation, transfer or anticipation, either by voluntary or involuntary act of any Participant or Beneficiary or by operation of law, nor shall payment or right of interest be subject to the demands or claims of any creditor of such person, nor be liable in any way for such person's debts, obligations or liabilities. If a domestic relations order is determined by the Administrator to create an interest under this Plan for an alternate payee, no distribution of benefits shall be made to such alternate payee until the Participant whose benefit is subject to the domestic relations order would be eligible to receive benefits under the Plan.

     IN WITNESS WHEREOF, the Employer has caused this instrument to be executed by its officer, duly authorized by its Board of Directors, this 18th day of July, 2001.



                                          ALBERTSON'S, INC.



                                          By:   /s/ Thomas R. Saldin
                                                ---------------------------
                                          Name: Thomas R. Saldin
                                          Its:  Executive Vice President
                                                and General Counsel


ATTEST:


/S/ Dean J. Snow
-------------------



WORD491137v3                             4

                                   EXHIBIT "A"


                         Table of Actuarial Adjustments


                 Albertson's, Inc. Executive Pension Makeup Plan

     1. For an election made by a Participant at least 12 months prior to the commencement of benefits, the following factors represent the percentage of the Participant's Single-Life Annuity payable to the Participant under the alternative form of benefit indicated:

          (a) Joint and Survivor Annuity with the survivor's annuity percentage as indicated:


======================================================== ================= ================ ===============
                                                                                66-2/3%           100%
                                                           50% Survivor         Survivor        Survivor
                          Age                                 Benefit           Benefit         Benefit
======================================================== ================= ================ ===============
-------------------------------------------------------- ----------------- ---------------- ---------------
Participant and Spouse less than 5 years apart in age          90.0               86.7            81.3
-------------------------------------------------------- ----------------- ---------------- ---------------
Participant younger than Spouse by
(1) at least 5, but less than 10 years                         93.1               91.0            87.1
(2) at least 10, but less than 15 years                        95.2               93.7            90.8
(3) 15 years or more                                           97.3               96.4            94.7
-------------------------------------------------------- ----------------- ---------------- ---------------
Participant older than Spouse by:
(1) at least 5, but less than 10 years                         86.9               83.3            76.8
(2) at least 10, but less than 15 years                        84.8               80.7            73.6
(3) 15 years or more                                           82.4               77.7            70.1
======================================================== ================= ================ ===============


          (b) Period Certain and Life Annuity (120 months): 95

          (c) Period Certain and Life Annuity (60 months): 98.5

          (d) Single, lump sum

              (i) For an  involuntary  single,  lump  sum  cashout  pursuant  to
          Section 4.02, the lump sum factor shall be the "applicable mortality table" as defined in Section 417(e)(3)(A)(ii) of the Code (currently the 1983 GAM Mortality Table (50% male/50% female)) at the annual rate of interest on 30-year U.S. Treasury securities for the month of December immediately preceding the first day of the Plan Year in which the lump sum distribution is made.



WORD491137v3                             5

               (ii) For all other single, lump sums, the lump sum factor shall be based on the following:

               Interest: Moody's Rate where "Moody's Rate" means the "corporate bond yield average" with respect to "average corporations" for the month of December which precedes the first day of Plan Year prior to the Plan Year in which the lump sum distribution is to be made (i.e., the rate for December 2000 applies to the Plan Year beginning February 1, 2002), as determined from the Moody's Bond Record published by Moody's Investor Services, Inc.

               Participant mortality: unisex rates based upon 90% of the Male 1971 Group Mortality Table and 10% of the Female 1971 Group Mortality Table.

               Beneficiary and alternate payee mortality: unisex rates based upon 10% of the Male 1971 Group Mortality Table and 90% of the Female 1971 Group Mortality Table.

     2. For an election change made by a Participant prior to (but within 12 months of) the commencement of benefits, the Participant's benefit on the effective date of the change in form of benefit shall be converted to an actuarially equivalent Single-Life Annuity as provided in this paragraph and the amount under the available alternative forms of benefit shall be determined by applying paragraph 1 above.

          (a) Joint and Survivor Annuity with the survivor's annuity percentage as indicated:

======================================================== ================ ============== ===============
                                                                              66-2/3%          100%
                         Age                              50% Survivor        Survivor       Survivor
                                                              Benefit         Benefit        Benefit
======================================================== ================ ============== ===============
-------------------------------------------------------- ---------------- -------------- ---------------
Participant and Spouse less than 5 years apart in age          1.0             1.33           1.87
-------------------------------------------------------- ---------------- -------------- ---------------
Participant younger than Spouse by:
(1) at least 5, but less than 10 years                         .69              .90           1.29
(2) at least 10, but less than 15 years                        .48              .63            .92
(3) 15 years or more                                           .27              .36            .53
-------------------------------------------------------- ---------------- -------------- ---------------
Participant older than Spouse by:
(1) at least 5, but less than 10 years                        1.31             1.67           2.32
(2) at least 10, but less than 15 years                       1.52             1.93           2.64
(3) 15 years or more                                          1.76             2.23           2.99
======================================================== ================ ============== ===============



WORD491137v3                             6

          (b)  Period Certain and Life Annuity (120 months): .50

          (c)  Period Certain and Life Annuity (60 months): .30

          (d) The appropriate factor from the tables above for the form of benefit prior to change shall be multiplied by the lesser of:

               (i) The number of years (rounded up for fractional years) that payments had been made under the form of benefit prior to the change.

               (ii) Five (5) for the 60 months Period Certain and Life Annuity and ten (10) for all other forms.

          (e)  The  result  from   subparagraph  2(d)  shall  be  added  to  the
     appropriate factor from paragraph 1 above.

          (f) The Participant's actuarially equivalent Single-Life Annuity benefit is equal to the Participant's benefit prior to the change in form divided by the result from subparagraph 2(e).

     3. For an election to change the form of benefit made by a Participant after the commencement of benefits, the Participant's benefit on the effective date of the change in form of benefit shall be converted to an actuarially equivalent Single-Life Annuity by applying paragraph 2 above, with the amount under the single, lump sum option determined by applying subparagraph 1(d) above and the amount under all other available alternative forms of benefit, if any, determined by applying paragraph 7 below.

     4. In determining the Actuarial Equivalent of the vested account balance in a Participant's Company Contribution on Pay Account in ASRE II and ASRE Makeup Plan, the account balance at termination of employment with the Employer plus the Actuarial Equivalent of all prior distributions from the account) shall be projected forward to the Participant's Normal Retirement Date and divided by the Annuity Conversion Factor based on age at Normal Retirement Date using an 8% annual interest rate. If the Participant has attained his Normal Retirement Date, the account balance shall not be projected forward but shall be divided by the Annuity Conversion Factor based on his attained age at the Annuity Starting Date. No mortality shall be assumed in determining the Actuarial Equivalent of any prior distributions from the Participant's Company Contributions on Pay Account or for periods prior to the benefit commencement date under the Plan.

     5. In determining the single, lump amount for a Beneficiary, paragraph 1 above shall apply.

     6. For purposes of determining an alternate payee's benefits pursuant to a qualified domestic relations order under Section 414(p) of the Code, Actuarial Equivalent shall be determined as follows:



WORD491137v3                             7

          (a) For determining the Single-Life Annuity payable to the alternate payee:

          Interest: 8% compounded annually.

          Participant mortality: unisex rates based upon 90% of the Male 1983 Group Annuity Mortality Table and 10% of the Female 1983 Group Annuity Mortality Table.

          Alternate payee mortality: unisex rates based upon 10% of the Male 1983 Group Annuity Mortality Table and 90% of the Female 1983 Group Annuity Mortality Table.

          (b) For determining the amounts under all alternative forms of benefit available to the alternate payee, paragraph 1 above shall apply.

     7. For all other purposes under the Plan, Actuarial Equivalent shall be based on the following assumptions:

          Interest: 5% compounded annually.

          Participant mortality: unisex rates based upon 90% of the Male 1983 Group Annuity Mortality Table and 10% of the Female 1983 Group Annuity Mortality Table.

          Beneficiary mortality: unisex rates based upon 90% of the Female 1983 Group Annuity Mortality Table and 10% of the Male 1983 Group Annuity Mortality Table.




















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